UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2014

APPLIED GENETIC TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36370	59-3553710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11801 Research Drive

Suite D

Alachua, Florida 32615

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (386) 462-2204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On September 26, 2014, Applied Genetic Technologies Corporation issued a press release entitled “AGTC Announces Financial Results for the Quarter and Fiscal Year Ended June 30, 2014.” The earnings release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)

Exhibit No.	Description

99.1	Press release dated September 26, 2014, entitled “AGTC Announces Financial Results for the Quarter and Fiscal Year Ended June 30, 2014”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED GENETIC TECHNOLOGIES CORPORATION

Date: September 26, 2014	By:	/s/ Lawrence E. Bullock
Lawrence E. Bullock
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 26, 2014, entitled “AGTC Announces Financial Results for the Quarter and Fiscal Year Ended June 30, 2014”